                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                            Current Report Pursuant
                        To Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 June 8, 2000



                               CODESTREAM HOLDINGS, INC.
                               --------------------------
             (Exact name of Company as specified in its charter)

          33-25779                                 84-1100609
 -------------------------------                   ----------
    (Commission File Number)                    (I.R.S. Employer
                                                Identification No.)

                      1771 International Parkway, Suite 121
                            Richardson, Texas 75081
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (972) 479-0534
              ----------------------------------------------------
              (Company's telephone number, including area code)

                             Bud Financial Group, Inc.
              ----------------------------------------------------
                   Former name, if changed since last report)

                               *  *  *  *  *  *

The Registrant has previously filed its Current Report on Form 8-K, dated June 23, 2000, without certain financial information required by Item 7 of such Form 8-K. The Registrant hereby amends the Current Report on Form 8-K to file such financial information. Item 7, subparagraph (a) of the Report dated June 23, 2000, is hereby amended to read as follows:

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:
                  (1) Audited Financial Statements for the periods ended December 31, 1998 and 1999.

              (c) EXHIBIT
                  (27) Financial Data Schedule

                                     S I G N A T U R E S




Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CODESTREAM HOLDINGS, INC.
                                        (Company)



Date: August 22, 2000               /s/ D. Gordon Werner
                               ---------------------------
                                      D. Gordon Werner
                           President, Chief Executive Officer and
                                  Chief Financial Officer
                               (Principal Financial Officer)

                       CODESTREAM TECHNOLOGIES CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                               FOR THE YEARS ENDED
                         DECEMBER 31, 1999 AND 1998 AND
              FOR THE PERIOD FROM JANUARY 17, 1996 (INCEPTION) TO
                                DECEMBER 31, 1999

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                                        CONTENTS
                                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------



                                                                            Page
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                            1

FINANCIAL STATEMENTS

     Balance Sheet                                                          2 - 3

     Statements of Operations                                                 4

     Statements of Shareholders' Equity (Deficit)                           5 - 6

     Statements of Cash Flows                                               7 - 8

     Notes to Financial Statements                                          9 - 23


              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of CodeStream Technologies Corporation
(a development stage company)

We have audited the accompanying balance sheet of CodeStream Technologies Corporation (a development stage company) as of December 31, 1999, and the related statements of operations, shareholders' equity (deficit), and cash flows for each of the two years in the period ended December 31, 1999, and for the period from January 17, 1996 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CodeStream Technologies Corporation as of December 31, 1999, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1999, and for the period from January 17, 1996 (inception) to December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company incurred a net loss of $5,274,250 during the year ended December 31, 1999, it had negative cash flows from operations of $4,113,711 and it has incurred net losses of $14,439,869 since inception. Further, the Company is in the development stage at December 31, 1999. These factors, among others, as discussed in Note 2 to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
August 17, 2000

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                                   BALANCE SHEET
                                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------



                                      ASSETS
CURRENT ASSETS
     Cash                                                           $      188,729
                                                                    --------------

         Total current assets                                              188,729

PROPERTY AND EQUIPMENT, net                                                650,522

OTHER ASSETS
     Deposits                                                               13,066
                                                                    --------------

                  TOTAL ASSETS                                      $      852,317
                                                                    ==============
















      The accompanying notes are an integral part of these financial statements.
                                             2

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                                   BALANCE SHEET
                                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                       LIABILITIES AND SHAREHOLDERS' DEFICIT
CURRENT LIABILITIES
     Current portion of capital lease obligations                                                  $    133,088
     Notes payable                                                                                    1,091,121
     Accounts payable                                                                                   918,453
     Accrued expenses                                                                                    75,140
                                                                                                   ------------

         Total current liabilities                                                                    2,217,802

CAPITAL LEASE OBLIGATIONS, net of current portion                                                        25,380
                                                                                                   ------------

              Total liabilities                                                                       2,243,182
                                                                                                   ------------

COMMITMENTS

SHAREHOLDERS' DEFICIT
     Preferred stock, Series A, $0.001 par value 23,156 shares authorized 23,156 shares issued and outstanding $133.33 per share liquidation preference
         dividends of $238,333 in arrears                                                                    23
     Preferred stock, Series B, $0.001 par value
         11,536 shares authorized 11,536 shares issued and outstanding $294.74 per share liquidation preference
         dividends of $254,012 in arrears                                                                    12
     Preferred stock, Series C, $0.001 par value
         7,514 shares authorized 7,514 shares issued and outstanding $745.30 per share liquidation preference
         dividends of $336,000 in arrears                                                                     8
     Common stock, $0.001 par value
         15,730,656 shares authorized
         7,424,266 shares issued and outstanding                                                          7,424
     Paid-in capital                                                                                 13,041,537
     Accumulated deficit                                                                            (14,439,869)
                                                                                                   ------------

              Total shareholders' deficit                                                            (1,390,865)
                                                                                                   ------------
                  TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                                      $    852,317
                                                                                                   ============

                    The accompanying notes are an integral part of these financial statements.

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                        STATEMENTS OF OPERATIONS
                              FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 AND FOR THE PERIOD FROM JANUARY 17, 1996 (INCEPTION) TO DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                                                                          For the
                                                                                                        Period from
                                                                                                        January 17,
                                                                                                           1996
                                                                      For the Years Ended            (Inception) to
                                                                            December 31,               December 31,
                                                                 ----------------------------
                                                                      1999           1998                  1999
                                                                 ------------    ------------        --------------
RESEARCH AND DEVELOPMENT EXPENSES                                $    676,588    $  2,627,448         $   3,413,136

GENERAL AND ADMINISTRATIVE EXPENSES                                 4,591,580       3,277,978            11,279,570
                                                                 ------------    ------------         -------------

LOSS FROM OPERATIONS                                               (5,268,168)     (5,905,426)          (14,692,706)
                                                                 ------------    ------------         -------------

OTHER INCOME (EXPENSE)
   Interest income                                                     48,094         128,679               334,036
   Interest expense                                                   (54,176)        (26,360)              (81,199)
                                                                 ------------    ------------         -------------

     Total other income (expense)                                      (6,082)        102,319               252,837
                                                                 ------------    ------------         -------------

NET LOSS                                                         $ (5,274,250)   $ (5,803,107)        $ (14,439,869)
                                                                 ============    ============         =============

BASIC AND DILUTED LOSS PER COMMON SHARE                          $      (1.09)   $      (1.15)        $       (3.87)
                                                                 ============    ============         =============

WEIGHTED-AVERAGE COMMON SHARES
   OUTSTANDING                                                      4,847,848       5,057,600             3,732,979
                                                                 ============    ============         =============


                    The accompanying notes are an integral part of these financial statements.

                                                             4

                                                                                      CODESTREAM TECHNOLOGIES CORPORATION
                                                                                            (A DEVELOPMENT STAGE COMPANY)
                                                                             STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
                                                    For the Period from January 17, 1996 (Inception) to December 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                                  Series A          Series B          Series C          Common Stock
                             ---------------------------------------------------------------------------     Paid-In
                             Shares    Amount    Shares   Amount   Shares   Amount     Shares     Amount     Capital
                             ------    ------    ------   ------   ------   ------    ---------   -------   ----------
BALANCE, JANUARY 17,
   1996 (INCEPTION)               -   $     -         -   $    -        -  $     -            -   $     -   $        -
INITIAL CAPITALIZATION                                                                2,194,532     2,194       (2,167)
ISSUANCE OF SERIES A
   PREFERRED STOCK FOR
   CASH                      20,625        20                                                                2,749,980
NET LOSS
                             ------    ------    ------   ------   ------   ------    ---------   -------   ----------

BALANCE, DECEMBER 31,
   1996                      20,625        20         -        -        -        -    2,194,532     2,194    2,747,813
NET LOSS
                             ------    ------    ------   ------   ------   ------    ---------   -------   ----------

BALANCE, DECEMBER 31,
   1997                      20,625        20         -        -        -        -    2,194,532     2,194    2,747,813
ISSUANCE OF SERIES A
   PREFERRED STOCK
     Upon conversion of
       intercompany
       payable                  656         1                                                                   87,499
     Upon conversion of
       note payable           1,875         2                                                                  249,998
ISSUANCE OF SERIES B
   PREFERRED STOCK FOR
   CASH                                          11,536       12                                             3,400,146
ISSUANCE OF SERIES C
   PREFERRED STOCK FOR
   CASH                                                                      7,514            8              5,599,992
OFFERING COSTS                                                                                                (377,070)
ISSUANCE OF COMMON
   STOCK UPON
   CONVERSION OF
   INTERCOMPANY
   PAYABLE                                                                            3,404,012     3,404      259,096
NET LOSS
                             ------    ------    ------   ------   ------   ------    ---------   -------   ----------


                               Accumulated
                                 Deficit         Total
                               -----------   -----------
BALANCE, JANUARY 17,
   1996 (INCEPTION)            $         -   $         -
INITIAL CAPITALIZATION                                27
ISSUANCE OF SERIES A
   PREFERRED STOCK FOR
   CASH                                        2,750,000
NET LOSS                           (54,929)      (54,929)
                               -----------   -----------

BALANCE, DECEMBER 31,
   1996                            (54,929)    2,695,098
NET LOSS                        (3,307,583)   (3,307,583)
                               -----------   -----------

BALANCE, DECEMBER 31,
   1997                         (3,362,512)     (612,485)
ISSUANCE OF SERIES A
   PREFERRED STOCK
     Upon conversion of
       intercompany
       payable                                    87,500
     Upon conversion of
       note payable                              250,000
ISSUANCE OF SERIES B
   PREFERRED STOCK FOR
   CASH                                        3,400,158
ISSUANCE OF SERIES C
   PREFERRED STOCK FOR
   CASH                                        5,600,000
OFFERING COSTS                                  (377,070)
ISSUANCE OF COMMON
   STOCK UPON
   CONVERSION OF
   INTERCOMPANY
   PAYABLE                                       262,500
NET LOSS                        (5,803,107)   (5,803,107)
                               -----------   -----------

 The accompanying notes are an integral part of these financial statements.

                                                                                      CODESTREAM TECHNOLOGIES CORPORATION
                                                                                            (A DEVELOPMENT STAGE COMPANY)
                                                                             STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
                                                    For the Period from January 17, 1996 (Inception) to December 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                                  Series A          Series B          Series C          Common Stock
                             ---------------------------------------------------------------------------      Paid-In
                             Shares    Amount    Shares   Amount   Shares   Amount     Shares     Amount      Capital
                             ------    ------    ------   ------   ------   ------    ---------   -------   ------------
BALANCE, DECEMBER 31,
   1998                      23,156    $   23    11,536   $   12    7,514   $    8    5,598,544   $ 5,598   $11,967,474
ISSUANCE OF COMMON
   STOCK
     Upon conversion of
       note payable                                                                     250,000       250        249,750
     Acquisition of RDL
       Photonic Integrated
       Chip Corporation                                                               1,575,722     1,576        679,471
                             ------    ------    ------   ------   ------   ------    ---------   -------   ------------
RE-PRICING OF STOCK OPTIONS
NET LOSS
                             ------    ------    ------   ------   ------   ------    ---------   -------   ------------
BALANCE, DECEMBER 31,
   1999                      23,156    $   23    11,536   $   12    7,514   $    8    7,424,266     7,424   $ 13,041,537
                             ======    ======    ======   ======   ======   ======    =========   =======   ============

-----------------------------------------------------------------
                               Accumulated
                                 Deficit         Total
                               -----------   -----------
BALANCE, DECEMBER 31,
   1998                      $ (9,165,619)   $ 2,807,496
ISSUANCE OF COMMON
   STOCK
     Upon conversion of
       note payable                              250,000
     Acquisition of RDL
       Photonic Integrated
       Chip Corporation
                             ------------    -----------
RE-PRICING OF STOCK OPTIONS                      144,842
NET LOSS                       (5,274,250)    (5,274,250)
                             ------------    -----------

BALANCE, DECEMBER 31,
   1999                      $(14,439,869)   $(1,390,865)
                             ============    ===========

 The accompanying notes are an integral part of these financial statements.

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                        STATEMENTS OF CASH FLOWS
                              FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 AND FOR THE PERIOD FROM JANUARY 17, 1996 (INCEPTION) TO DECEMBER 31, 1999

--------------------------------------------------------------------------------




                                                                                                       For the
                                                                                                     Period from
                                                                                                     January 17,
                                                                       For the Years Ended               1996
                                                                           December 31,             (Inception) to
                                                                ---------------------------------    December 31,
                                                                      1999              1998             1999
                                                                ----------------  ---------------  ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                     $     (5,274,250) $    (5,803,107) $    (14,439,869)
   Adjustments to reconcile net loss to net cash
     used in operating activities
       Depreciation and amortization of property
         and equipment                                                   291,127          109,522           400,649
       Compensation for re-pricing of stock options                      144,842                -           144,842
   (Increase) decrease in
     Other receivables                                                    97,148          (97,148)                -
   Increase (decrease) in
     Accounts payable                                                    650,179          239,781           918,453
     Accrued expenses                                                    (22,757)         118,499            61,972
                                                                ----------------  ---------------  ----------------

Net cash used in operating activities                                 (4,113,711)      (5,432,453)      (12,913,953)
                                                                ----------------  ---------------  ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of property and equipment                                  (135,932)        (579,868)         (715,800)
   Acquisition of RDL Photonic Integrated Chip
     Corporation                                                         642,856                -           642,856
   Other assets                                                             (975)         (12,091)          (13,066)
                                                                ----------------  ---------------  ----------------

Net cash provided by (used in) investing activities                      505,949         (591,959)          (86,010)
                                                                ----------------  ---------------  ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from notes payable                                         1,307,351                -         4,191,121
   Repayment of notes payable                                                  -       (2,600,000)       (2,600,000)
   Repayment of advances from affiliate                                        -         (192,144)         (192,144)
   Advances from affiliate                                                     -                -           542,144
   Offering costs                                                              -         (377,070)         (377,070)
   Proceeds from preferred stock                                               -        9,000,158        11,750,158
   Payments on capital leases                                           (112,546)         (12,998)         (125,544)
   Proceeds from common stock                                                  -                -                27
                                                                ----------------  ---------------  ----------------

Net cash provided by financing activities                              1,194,805        5,817,946        13,188,692
                                                                ----------------  ---------------  ----------------


      The accompanying notes are an integral part of these financial statements.
                                             7



                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                        STATEMENTS OF CASH FLOWS
                              FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 AND
           FOR THE PERIOD FROM JANUARY 17, 1996 (INCEPTION) TO DECEMBER 31, 1999

--------------------------------------------------------------------------------


                                                                                                       For the
                                                                                                     Period from
                                                                                                     January 17,
                                                                       For the Years Ended               1996
                                                                           December 31,             (Inception) to
                                                                ---------------------------------    December 31,
                                                                      1999              1998             1999
                                                                ----------------  ---------------  ----------------

Net increase (decrease) in cash                                 $     (2,412,957) $      (206,466) $        188,729

CASH, BEGINNING OF PERIOD                                              2,601,686        2,808,152                 -
                                                                ----------------  ---------------  ----------------

CASH, END OF PERIOD                                             $        188,729  $     2,601,686  $        188,729
                                                                ================  ===============  ================


SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES During the year ended December 31, 1999, the Company entered into capital lease agreements for computer and lab equipment valued at $284,012.

During the years ended December 31, 1999 and 1998, the Company issued 250,000 shares of common stock and 1,875 shares of Series A convertible preferred stock valued at $250,000 and $250,000, respectively, as settlement of notes payable.

During the year ended December 31, 1998, the Company issued 656 shares of Series A convertible preferred stock valued at $87,500 to reimburse the holder of the Company's Series A convertible preferred stock for the holder's payment of an intercompany payable for $87,500 to the Company's parent.

During the year ended December 31, 1998, the Company issued 3,404,012 shares of common stock valued at $262,500 as settlement of an intercompany payable.








      The accompanying notes are an integral part of these financial statements.
                                             8

                                            CODESTREAM TECHNOLOGIES CORPORATION
                                                  (A DEVELOPMENT STAGE COMPANY)
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              DECEMBER 31, 1999

-------------------------------------------------------------------------------


NOTE 1 - SUMMARY OF BUSINESS

         BUSINESS ACTIVITY
         CodeStream Technologies Corporation (the "Company") (a development stage company) was incorporated on January 17, 1996 in the State of Delaware to develop certain technologies acquired from a government defense and aerospace contractor. The Company is developing technology intended to increase the fiber optic network capacity of telecommunications traffic carriers.


NOTE 2 - GOING CONCERN MATTERS

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company incurred a net loss of $5,274,250 during the year ended December 31, 1999, it had negative cash flows from operations of $4,113,711 and it has incurred net losses of $14,439,869 since inception. Further, the Company is in the development stage at December 31, 1999. These factors raise substantial doubt about the Company's ability to continue as a going concern.

         Recovery of the Company's assets is dependent upon future events, the outcome of which is indeterminable. Successful completion of the Company's development program and its transition to the attainment of profitable operations is dependent upon the Company obtaining adequate debt and equity financing to fulfill its development activities and achieving a level of sales adequate to support the Company's cost structure. In addition, realization of a major portion of the assets in the accompanying balance sheet is dependent upon the Company's ability to meet its financing requirements and the success of its plans to develop and sell its products. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

         Management plans to raise additional equity capital, continue to develop its products, and look for merger or acquisition candidates.


NOTE 3 - ACQUISITION

         During August 1999, pursuant to an Agreement and Plan of Merger, the Company acquired the 975,000 issued and outstanding shares of common stock of an affiliated company, RDL Photonic Integrated Chip Corporation ("PIC"), a Delaware corporation. The Company is now the sole owner of PIC. The Company acquired the shares from its parent, Research & Development Laboratories ("RDL").

                                            CODESTREAM TECHNOLOGIES CORPORATION
                                                  (A DEVELOPMENT STAGE COMPANY)
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              DECEMBER 31, 1999

-------------------------------------------------------------------------------


NOTE 3 - ACQUISITION (CONTINUED)

         The Company purchased the net assets of PIC through the issuance of 975,000 shares of its common stock. In addition, as part of the Company's sale of its Series A, B, and C convertible preferred stock, PIC issued warrants to the purchasers of the Company's preferred stock to purchase shares of preferred stock of PIC. As part of the acquisition of PIC, the Company exchanged an aggregate of 600,722 shares of its common stock for the warrants. The acquisition was accounted for in a manner similar to a pooling of interests since PIC was acquired from a related party. The assets acquired and the liabilities assumed were as follows:

              Cash                                                    $ 642,856
              Property and equipment, at net book value                  51,359
              Accrued expenses                                          (13,168)
                                                                      ----------

                  TOTAL NET ASSETS                                    $ 681,047
                                                                      ==========

         The information provided in the above table is based on PIC's audited financial statements as of August 18, 1999.


NOTE 4 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         STOCK SPLIT
         On November 13, 1998, the Company effected a 80.59122334-for-one stock split of its common stock. All share and per share data have been retroactively restated to reflect this stock split.

         ESTIMATES
         The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

         PROPERTY AND EQUIPMENT
         Property and equipment are stated at cost, less accumulated depreciation and amortization. For financial reporting purposes, depreciation and amortization are provided using the straight-line method over the estimated useful lives as follows:

              Machinery and equipment                                   3 years
              Furniture and office equipment                            3 years
              Computer software                                         3 years
              Leasehold improvements             life of the asset or the lease
                                                     term, whichever is shorter

                                            CODESTREAM TECHNOLOGIES CORPORATION
                                                  (A DEVELOPMENT STAGE COMPANY)
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              DECEMBER 31, 1999

-------------------------------------------------------------------------------


NOTE 4 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         PROPERTY AND EQUIPMENT (Continued)
         Betterments, renewals, and extraordinary repairs that extend the life of the asset are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation applicable to assets retired are removed from the accounts, and the gain or loss on disposition is recognized in the statement of operations.

         LOSS PER SHARE
         The Company utilizes Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share." Basic loss per share is computed by dividing the loss available to common shareholders by the weighted-average number of common shares outstanding. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Because the Company has incurred net losses, basic and diluted loss per share are the same.

         INCOME TAXES
         The Company uses the asset and liability method of accounting for income taxes. The asset and liability method accounts for deferred income taxes by applying enacted statutory rates in effect for periods in which the difference between the book value and the tax bases of assets and liabilities are scheduled to reverse. The resulting deferred tax asset or liability is adjusted to reflect changes in tax laws or rates. Because the Company is in the development stage and has incurred a loss from operations, no benefit is realized for the tax effect of the net operating loss carryforward due to the uncertainty of its realization.

         IMPAIRMENT OF LONG LIVED ASSETS
         The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets. To date, no such impairment has occurred.

                                            CODESTREAM TECHNOLOGIES CORPORATION
                                                  (A DEVELOPMENT STAGE COMPANY)
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              DECEMBER 31, 1999

-------------------------------------------------------------------------------


NOTE 4 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         FAIR VALUE OF FINANCIAL INSTRUMENTS
         The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including cash, accounts payable, and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts shown for capital leases and notes payable also approximate fair value because current interest rates offered to the Company for capital leases and notes payable of similar maturities are substantially the same or the difference is immaterial.

         STOCK OPTIONS
         During 1995, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123, "Accounting for Stock-Based Compensation," which defines a fair value based method of accounting for stock-based compensation. However, SFAS No. 123 allows an entity to continue to measure compensation cost related to stock and stock options issued to employees using the intrinsic method of accounting prescribed by Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees." Entities electing to remain with the accounting method of APB 25 must make pro forma disclosures of net income and earnings per share as if the fair value method of accounting defined in SFAS No. 123 had been applied. The Company has elected to account for its stock-based compensation to employees under APB 25.

         COMPREHENSIVE INCOME
         The Company utilizes SFAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities. Comprehensive income is not presented in the Company's financial statements since the Company did not have any of the items of comprehensive income in any period presented.

         RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
         In June 1999, the FASB issued SFAS No. 136, "Transfer of Assets to a Not-for-Profit Organization or Charitable Trust that Raises or Holds Contributions for Others." This statement is not applicable to the Company.

         In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities." The Company does not expect adoption of SFAS No. 137 to have a material impact, if any, on its financial position or results of operations.

                                            CODESTREAM TECHNOLOGIES CORPORATION
                                                  (A DEVELOPMENT STAGE COMPANY)
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              DECEMBER 31, 1999

-------------------------------------------------------------------------------


NOTE 4 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS (Continued)
         In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Instruments and Certain Hedging Activities." This statement is not applicable to the Company.

         In June 2000, the FASB issued SFAS No. 139, "Rescission of FASB Statement No. 53 and Amendments to Statements No. 63, 89, and 121." This statement is not applicable to the Company.


NOTE 5 - CASH

         The Company maintains its cash balances in several banks located in Southern California. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. As of December 31, 1999, the uninsured portions of those balances held at the banks aggregated to $195,828.


NOTE 6 - PROPERTY AND EQUIPMENT

         Property and equipment at December 31, 1999 consisted of the following:

              Machinery and equipment                                $  838,397
              Furniture and office equipment                            144,452
              Computer software                                          26,633
              Leasehold improvements                                     41,689
                                                                     ----------

                                                                      1,051,171
              Less accumulated depreciation and amortization            400,649
                                                                     ----------

                  TOTAL                                              $  650,522
                                                                     ==========

         Depreciation and amortization expense for the years ended December 31, 1999 and 1998 was $291,127 and $109,522, respectively.

                                            CODESTREAM TECHNOLOGIES CORPORATION
                                                  (A DEVELOPMENT STAGE COMPANY)
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              DECEMBER 31, 1999

-------------------------------------------------------------------------------


NOTE 7 - NOTES PAYABLE

         Notes payable consisted of 10 notes payable to various lenders, including the holders of the Series A, B, and C convertible preferred stock and certain holders of the Company's common stock, collateralized by all of the Company's assets, with interest at 12% compounded quarterly. The notes mature on March 31, 2000. Subsequent to December 31, 1999, the maturity dates were extended to June 9, 2000. The notes were converted into common stock as part of the reorganization discussed in Note 13.

NOTE 8 - COMMITMENTS

         LEASES
         The Company leases its office and laboratory space. The Company also leases equipment under terms of various operating and capital leases which have been personally guaranteed by the Company's majority shareholders. Future minimum lease payments relating to these leases were estimated to be as follows:

                  Year Ending                                                     Operating            Capital
                  December 31,                                                      Leases             Leases
                  -----------                                                   ------------         -----------

                     2000                                                       $    93,654          $  147,528
                     2001                                                       $    46,827              26,000
                                                                                ------------         -----------

                                                                                $   140,481             173,528
                                                                                ============
                     Less amount representing interest                                                   15,060
                                                                                                     -----------
                                                                                                        158,468
                     Less current portion                                                               133,088
                                                                                                     -----------
                           LONG-TERM PORTION                                                         $   25,380
                                                                                                     ===========

         Rent expense was $163,706 and $104,502 for the years ended December 31, 1999 and 1998, respectively.

         Leased capital assets included in property and equipment at December
         31, 1999 were estimated to be as follows:

                  Furniture and office equipment                                                     $    6,484
                  Lab equipment                                                                         277,528
                  Less accumulated amortization                                                          81,311
                                                                                                     -----------

                          TOTAL                                                                      $  202,701
                                                                                                     ===========


                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999
--------------------------------------------------------------------------------


NOTE 8 - COMMITMENTS (CONTINUED)

         LITIGATION
         During May 1999, RDL was served with a subpoena duces tecum to produce documents and to testify before the Grand Jury of the United States District Court, Central District of California. The subpoena appeared to relate to allegations of inappropriately charging or improper billing with respect to federal government contracts and was directed to RDL and, among others, all of its then present and former officers and directors, together with its then affiliates, including the Company (then named RDL Commercial Technologies Corporation).

         At a meeting with the Assistant United States Attorney ("AUSA") in charge of the investigation during July 1999, the attorneys for the Company were advised that the Company was a subject of the investigation. Subsequent to this meeting, the Company produced to the AUSA all documents requested by the subpoena and provided the AUSA with a copy of an analysis of cash receipts and disbursements of the Company since its inception prepared by PriceWaterhouseCoopers LLP showing that the Company has never received funds from the federal government under any government contracts. The Company also offered to cooperate completely with the Grand Jury investigation and on November 30, 1999, the CFO of the Company met with the AUSA and agents of the FBI to answer their questions concerning RDL and the Company. At the conclusion of this meeting, the AUSA indicated that she believed the CFO's commentary to be truthful and also indicated that, based upon the government's investigation to date, the Company was no longer a subject of the investigation. The AUSA indicated that if indictments were to be forthcoming as a result of the investigation, they would name persons and entities other than the Company. To the Company's knowledge, no such indictments have yet been issued. It should be noted that the AUSA has absolute discretion as to who, if anyone, will be indicted and until this matter is completely resolved, the Company remains as a possible target of the investigation.

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------


NOTE 9 - SHAREHOLDERS' DEFICIT

     PREFERRED STOCK, SERIES A
     In August 1996, the Company issued 20,625 shares of Series A convertible preferred stock for cash proceeds of $2,750,000. In February 1998, the Company issued 1,875 and 656 additional shares of Series A convertible preferred stock upon the conversion of a note payable for $250,000 and for cash proceeds of $87,500, respectively. This stock has a cumulative cash dividend of 4% per annum, payable quarterly. The holders of this stock have voting rights equal to the holders of common stock. Each share of preferred stock is convertible at any time at the option of the holder into shares of the Company's common stock at a conversion price of $1.6544. The shares are subject to automatic conversion upon the effective date of an underwritten public offering of the Company's common stock with net proceeds of not less than $20,000,000. At December 31, 1999, the Company had dividends in arrears of $238,333.

     The purchaser was also issued 10,000 warrants to purchase shares of Series A preferred stock of PIC. The warrants have an exercise price of $1,300 and expire the earlier of 10 years from the date of grant or upon the effective date of an underwritten public offering of the Company's common stock with net proceeds of not less than $20,000,000.

     PREFERRED STOCK, SERIES B
     In February and July 1998, the Company issued 10,179 and 1,357 shares of Series B convertible preferred stock for cash proceeds of $3,000,158 and $400,000, respectively. This stock has a cumulative cash dividend of 4% per annum, payable quarterly. The holders of this stock have voting rights equal to the holders of common stock. Each share of preferred stock is convertible at any time at the option of the holder into shares of the Company's common stock at a conversion price of $1.6544. The shares are subject to automatic conversion upon the effective date of an underwritten public offering of the Company's common stock with net proceeds of not less than $20,000,000. At December 31, 1999, the Company had dividends in arrears of $254,012. The purchasers were also issued 4,286 and 571 warrants, respectively, to purchase shares of Series A preferred stock of PIC. The warrants have an exercise price of $1,300 and expire the earlier of 10 years from the date of grant or upon the effective date of an underwritten public offering of the Company's common stock with net proceeds of not less than $20,000,000.

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------


NOTE 9 - SHAREHOLDERS' DEFICIT (CONTINUED)

     PREFERRED STOCK, SERIES C
     In July 1998, the Company issued 6,709 and 805 shares of Series C convertible preferred stock for cash proceeds of $5,000,000 and $600,000, respectively. This stock has a cumulative cash dividend of 4% per annum, payable quarterly. The holders of this stock have voting rights equal to the holders of common stock. Each share of preferred stock is convertible at any time at the option of the holder into shares of the Company's common stock at a conversion price of $1.6544. The shares are subject to automatic conversion upon the effective date of an underwritten public offering of the Company's common stock with net proceeds of not less than $20,000,000. At December 31, 1999, the Company had dividends in arrears of $336,000. The purchasers were also issued 2,825 and 339 warrants, respectively, to purchase shares of Series A preferred stock of PIC. The warrants have an exercise price of $1,300 and expire the earlier of 10 years from the date of grant or upon the effective date of an underwritten public offering of the Company's common stock with net proceeds of not less than $20,000,000.

     STOCK OPTIONS
     The Company adopted the 1998 Stock Option Plan (the "1998 Plan") during February 1998, which was amended during November 1998. Under the terms of the 1998 Plan, the aggregate number of shares that may be issued pursuant to the exercise of options granted initially will not exceed 1,500,000. Options are not considered to be granted until an option agreement is executed. Incentive stock options must be granted at a price not less than 100% of the fair market value of the common stock on the grant date. Non-qualified options must be granted at a price not less than 85% of the fair market value of the common stock on the grant date.

     Incentive and non-qualified stock options granted to individuals who own stock representing more than 10% of the voting power of the Company must have an exercise price of more than 110% of the fair market value of the common stock on the grant date. Incentive and non-qualified stock options vest over various periods as determined by the Company for each grant, ranging from zero to five years, and expire up to 10 years from the grant date. The 1998 Plan has a term of 10 years from the date of its adoption by the Board of Directors.

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------


NOTE 9 - SHAREHOLDERS' DEFICIT (CONTINUED)

         STOCK OPTIONS (Continued)
     The following summarizes the stock option transactions under the stock option plans:



                                                                                                      Weighted-
                                                                                                       Average
                                                                                 Stock Options         Exercise
                                                                                  Outstanding            Price
                                                                                ---------------    ----------------
                  Outstanding, December 31, 1997                                              -    $              -
                      Granted                                                           236,398    $           1.65
                      Forfeited                                                         (12,089)   $           1.65
                                                                                ---------------

                  Outstanding, December 31, 1998                                        224,309    $           1.65
                      Granted                                                           393,666    $           1.64
                      Forfeited                                                        (208,804)   $           1.75
                                                                                ---------------

                           OUTSTANDING, DECEMBER 31, 1999                               409,171    $           1.59
                                                                                ===============

                           EXERCISABLE, DECEMBER 31, 1999                                18,559    $           1.00
                                                                                ===============




     The weighted-average life of the options outstanding and exercisable at December 31, 1999 is 5 years. There were 1,090,829 options available for future grant at December 31, 1999. The exercise prices for the options outstanding at December 31, 1999 ranged from $1.00 to $1.65, and have a weighted average contractual life of 8.5 years.

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------


NOTE 9 - SHAREHOLDERS' DEFICIT (CONTINUED)

     STOCK OPTIONS (Continued)
     The Company has adopted the disclosure-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." Accordingly, no compensation cost other than that required to be recognized by Accounting Principles Bulletin ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," for the difference between the fair value of the Company's common stock at the grant date and the exercise price of the options has been recognized. Had compensation cost for the Company's stock option plan been determined based on the fair value at the grant date for awards consistent with the provisions of SFAS No. 123, the Company's net loss and loss per share for the years ended December 31, 1999 and 1998 would have been increased to the pro forma amounts indicated below:



                                                                                  1999               1998
                                                                            ---------------    ----------------
              Net loss as reported                                          $    (5,274,250)   $     (5,803,107)
              Net loss, pro forma                                           $    (5,334,324)   $     (5,831,365)
              Basic loss per share as reported                              $         (1.09)   $          (1.15)
              Basic loss per share, pro forma                               $         (1.10)   $          (1.15)


     The fair value of these options was estimated at the date of grant using the minimum value method with the following weighted-average assumptions for the years ended December 31, 1999 and 1998: dividend yields of 0% and 0%, respectively; risk-free interest rates of 4.7% and 6.4%, respectively; and expected lives of 5 and 5 years, respectively. The weighted-average exercise price was $1.59 and $1.00 at December 31, 1999 and 1998, respectively.

     No compensation expense was recognized as a result of the issuance of stock options for the years ended December 31, 1999 and 1998.

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------


NOTE 9 - SHAREHOLDERS' DEFICIT (CONTINUED)

     STOCK OPTIONS (Continued)

     STOCK OPTION RE-PRICING
     During the year ended December 31, 1999, the Company re-priced an aggregate of 49,223 options issued to six employees under the 1998 Plan. In relation to this re-pricing, the Company recorded compensation expense totaling $144,842 for the year ended December 31, 1999. In accordance with generally accepted accounting principles, the employee stock option awards that were re-priced will be accounted for as variable awards from the date of the re-pricing to the date the options are exercised, forfeited, or they expire.


NOTE 10 - INCOME TAXES

     As of December 31, 1999, the Company had approximately $14,290,000 in net operating loss carryforwards that may be offset against future taxable income. No provision for income taxes for the years ended December 31, 1999 and 1998 is required, except for minimum state taxes, since the Company incurred losses during such periods. The deferred income tax benefit of the loss carryforward is the only significant deferred income tax asset or liability of the Company and has been offset by a valuation allowance of the same amount since management does not believe the recoverability of this deferred tax asset during the next fiscal year is more likely than not. Accordingly, no deferred income tax benefit has been recognized in these financial statements.


NOTE 11 - YEAR 2000 ISSUE

     The Company has completed a comprehensive review of its computer systems to identify the systems that could be affected by ongoing Year 2000 problems. Upgrades to systems judged critical to business operations have been successfully installed. To date, no significant costs have been incurred in the Company's systems related to the Year 2000.

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------


NOTE 11 - YEAR 2000 ISSUE (CONTINUED)

     Based on the review of the computer systems, management believes all action necessary to prevent significant additional problems has been taken. While the Company has taken steps to communicate with outside suppliers, it cannot guarantee that the suppliers have all taken the necessary steps to prevent any service interruption that may affect the Company.


NOTE 12 - RELATED PARTY TRANSACTIONS

     During the year ended December 31, 1999, the Company paid $98,370 to a former officer/director for consulting services rendered pursuant to a consulting agreement. Under the terms of the consulting agreement, the Company is committed to pay this former officer/director $163,950 during the year ended December 31, 2000.

     During the year ended December 31, 1998, certain employees and officers of RDL provided administrative services to the Company. The Company paid RDL $112,900 for these services. At the direction of RDL, the Company paid $75,000 of the $112,900 directly to the controlling shareholder of RDL.

     During the years ended December 31, 1999 and 1998, the Company paid $105,468 and $720,338, respectively, to an affiliated company to reimburse the affiliate for the salaries of certain employees of the affiliate used by the Company. The Company also reimbursed the affiliate for expenses incurred on behalf of the Company by the affiliate for $42,262 and $187,713 during the years ended December 31, 1999 and 1998, respectively.

     During the years ended December 31, 1999 and 1998, the Company paid rent of $30,000 and $157,500, respectively, to an affiliated company for using office space in the affiliated company's building.

     During the years ended December 31, 1999 and 1998, the Company paid $274,815 and $339,314, respectively, in legal fees to a law firm in which one of the Company's directors is a partner.

     At December 31, 1997, the Company had an account payable to RDL for $542,144. During February 1998, the Company repaid $192,144 of the amount outstanding and issued 3,404,012 shares of its common stock valued at $262,500 as an additional payment. The remaining amount due of $87,500 was repaid by one of the holders of the Series A convertible preferred stock. The Company reimbursed this shareholder during March 1998 by issuing 656 shares of its Series A convertible preferred stock.

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------


NOTE 13 - SUBSEQUENT EVENTS

     BORROWINGS
     In February 2000, the Company borrowed $500,000 from a third party to provide additional interim working capital for the operations of its business.

     In March 2000, under an addendum to a loan agreement with its existing lenders, the Company borrowed $500,000 to provide additional interim working capital for the operations of its business.

     In April 2000, under an addendum to a loan agreement with its existing lenders, the Company borrowed $200,000 to provide additional interim working capital for the operations of its business.

     In May 2000, under an addendum to a loan agreement with its existing lenders, the Company borrowed $200,000 to provide additional interim working capital for the operations of its business.

     STOCK OPTIONS
     Subsequent to December 31, 1999, the Board of Directors of the Company approved the repricing of all the granted stock options so that the exercise price is $1.

     Subsequent to December 31, 1999, the Company granted 683,500 stock options to certain employees at an exercise price of $1.

     SEVERANCE AGREEMENT
     Subsequent to December 31, 1999, the Company entered into a severance agreement with an employee under which it may be liable for $82,500.

     CAPITAL LEASES
     Subsequent to December 31, 1999, the Company entered into capital lease agreements for computer and lab equipment valued at $31,500.

                                             CODESTREAM TECHNOLOGIES CORPORATION
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

--------------------------------------------------------------------------------


NOTE 13 - SUBSEQUENT EVENTS (CONTINUED)

     REORGANIZATION
     On June 8, 2000, the Company entered into an Agreement and Plan of Reorganization, whereby all of the Company's outstanding shares of common stock were acquired by Bud Financial Group, Inc. ("Bud"), a Nevada corporation, in exchange for an aggregate of 10,000,000 shares of newly issued common stock of Bud. For accounting purposes, the transaction has been treated as a recapitalization of the Company, with the Company as the accounting acquirer (reverse acquisition), and has been accounted for in a manner similar to a pooling of interests. To effect this transaction, the Company converted all of its outstanding Series A, B, and C convertible preferred stock into 14,612,779 shares of common stock and converted notes payable totaling $2,491,121 into 9,444,447 shares of common stock. The Company then reverse split the aggregate 31,481,492 shares common stock on a one-for-3.148149 basis so that 10,000,000 shares of common stock were issued and outstanding prior to the reverse merger.